SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------

                                   Form 8-K/A
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                         Securities Exchange Act of 1934


         Date of  Report                                          April 11, 2000


                        Commission file number 000-26213

                             Arc Communications Inc.
             (Exact Name of Registrant as specified in its charter)

           New Jersey                                      22-3201557
      (State of Incorporation)                       (IRS Identification No.)

                              788 Shrewsbury Avenue
                         Tinton Falls, New Jersey 07724
                                  732/219-1766
         (Registrant's Address, including ZIP Code and telephone number)

Item 4.  Changes in Registrant's Certifying Accountant.

a) On July 15, 1999, Beck, Weiss & Company, Arc Communications Inc.'s (the "Company") independent auditor for the previous two fiscal years, resigned in that capacity as a result of the Company's newly reporting status and such auditor's limited experience in matters governing compliance with the federal and state securities laws. On that same date, Beck, Weiss & Company accepted the position of the Company's principal accountant.

b) On July 15, 1999, the Registrant's Board of Directors approved the engagement of Richard A. Eisner & Company, LLP to serve as independent auditors for the fiscal year ending December 31, 1999. Further, on that same date, Richard A. Eisner & Company, LLP entered into an engagement letter with the Company to provide independent auditor services.

c) During fiscal years 1998 and 1997, respectively, and the subsequent interim period up to July 15, 1999, the date of resignation, there were no disagreements with Beck, Weiss & Company on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. Further, Beck, Weiss & Company's audit reports for the fiscal years 1998 and 1997 did not contain an adverse opinion, nor was either report modified as to uncertainty, audit scope, or accounting principals.

d) The Registrant has requested that Beck, Weiss & Company furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of the Beck, Weiss & Company letter to the Securities and Exchange Commission dated April 12,2000 is filed as Exhibit 16.1 to this Form 8-K/A.

                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 Arc Communications Inc.
                                                 -----------------------
                                                      (Registrant)


                                                 By: /s/ Michael Rubel
                                                     ---------------------
                                                     Michael Rubel
                                                     Chief Operating Officer


Date: April 12, 2000

                                  EXHIBIT INDEX


EXHIBIT NUMBER            EXHIBITS
--------------            --------
    16.1                  Letter from Beck, Weiss & Company dated April 12, 2000